UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

NEENAH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32240	20-1308307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3460 Preston Ridge Road, Suite 600

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 566-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	NP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on March 28, 2022, Schweitzer-Mauduit International, Inc., a Delaware corporation (“SWM”), Neenah, Inc., a Delaware corporation (“Neenah”) and Samurai Warrior Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of SWM (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into Neenah (the “Merger”), with Neenah surviving the Merger as a wholly-owned subsidiary of SWM.

On June 29, 2022, Neenah held a special meeting of its shareholders. At the special meeting, shareholders voted on the following matters: (1) a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Neenah merger proposal”); (2) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Neenah’s named executive officers that is based on or otherwise relates to the merger (the “Neenah compensation proposal”) and (3) a proposal to approve the adjournment of the Neenah special meeting from time to time, if determined by the chairperson of the meeting to be necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Neenah merger proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to Neenah stockholders (the “Neenah adjournment proposal”).

A total of 15,194,471 shares of Neenah common stock were present or represented by proxy at the meeting. This represented approximately 90.50% of the shares of Neenah common stock that were outstanding and entitled to vote at the Neenah special meeting, constituting a quorum for all matters to be presented at the Neenah special meeting.

The results of the shareholders’ votes are reported below:

1.	With respect to the approval of the Neenah merger proposal, the votes were as follows:
For	Against	Abstain	Broker Non-Votes
14,626,503	541,602	26,366	—

2.	With respect to the approval of the Neenah compensation proposal, the votes were as follows:
For	Against	Abstain	Broker Non-Votes
14,344,893	769,299	80,279	—

3.	With respect to the approval of the Neenah adjournment proposal, the votes were as follows:
For	Against	Abstain	Broker Non-Votes
13,311,704	1,797,674	85,093	—

With respect to proposal number three, the Neenah adjournment proposal, although the vote was taken, no motion to adjourn was made because the Neenah merger proposal had passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.

By:	/s/ Noah Benz
Name: Noah Benz
Title: Executive Vice President, General Counsel and Secretary

Date: June 29, 2022

3